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                                                                    EXHIBIT (23)




                         CONSENT OF INDEPENDENT AUDITORS





         We consent to the incorporation by reference in this Annual Report (Form 10-K) of Aeroquip-Vickers, Inc. of our report dated January 21, 1998, included in Exhibit 13 to Form 10-K.

         Our audits also included the financial statement schedule of Aeroquip-Vickers, Inc. listed in Item 14(a)(2). This schedule is the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, the financial statement schedule referred to above, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

         We also consent to the incorporation by reference in Registration Statement No. 333-34663 on Form S-3 and Post-Effective Amendment No. 1 to Registration Statement No. 333-1709 both dated August 29, 1997, and in the related prospectus dated September 19, 1997; Registration Statement No. 333-1709 on Form S-3 and Post-Effective Amendment No. 2 to Registration Statement No. 33-9127 on Form S-3 both dated March 14, 1996, and in the related Prospectus dated March 20, 1996; Post-Effective Amendment No. 2 to Registration Statement No. 33-14682 on Form S-8 dated April 28, 1989; Registration Statement No. 33-28638 on Form S-8 dated May 10, 1989; Registration Statement No. 33-54059 on Form S-8 dated June 10, 1994; Registration Statement No. 33-55399 on Form S-8 dated September 8, 1994; and Registration Statement No. 333-33047 on Form S-8 dated August 7, 1997, of our report dated January 21, 1998, with respect to the financial statements of Aeroquip-Vickers, Inc. incorporated herein by reference, and our report included in the preceding paragraph with respect to the financial statement schedule included in this Annual Report (Form 10-K) of Aeroquip-Vickers, Inc.






                                                           /S/ ERNST & YOUNG LLP




Toledo, Ohio
March 23, 1998